UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 15, 2008

AVANTAIR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51115	1635240
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4311 General Howard Drive, Clearwater, Florida	33762
(Address of Principal Executive Offices)	(Zip Code)

(727) 539-0071
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events.

On December 15, 2008, the Registrant issued a press release announcing the final results of its warrant retirement program (the “Offer”), which expired at 5:00 p.m., Eastern Standard Time, on Friday, December 12, 2008.  No warrants were tendered pursuant to the Offer.

The full text of the press release issued in conjunction with the announcement is furnished as Exhibit 99.1 to the Current Report on Form 8-K.

The information furnished under this Item, including the exhibit related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release dated December 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2008	AVANTAIR, INC.

	By:	/s/ Steven Santo
Steven Santo
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated December 15, 2008.